UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 298-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering

On June 4, 2024, Genpact Luxembourg S.à r.l. (“Genpact Luxembourg”) and Genpact USA, Inc. (“Genpact USA”), indirect wholly owned subsidiaries of Genpact Limited (“Genpact”), completed their previously announced underwritten public offering (the “Notes Offering”) of $400 million aggregate principal amount of their 6.000% Senior Notes due 2029 (the “2029 Notes”). The 2029 Notes are Genpact Luxembourg’s and Genpact USA’s senior unsecured indebtedness and are guaranteed on a senior unsecured basis by Genpact. The 2029 Notes were issued pursuant to an indenture dated as of March 26, 2021 (the “Base Indenture”) among Genpact Luxembourg, Genpact USA, Genpact and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), and a second supplemental indenture dated as of June 4, 2024 (the “Second Supplemental Indenture”).

The 2029 Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-265204), as supplemented by the prospectus supplement dated May 30, 2024, filed with the Securities and Exchange Commission under the Securities Act.

In connection with the issuance of the 2029 Notes, Genpact, Genpact Luxembourg and Genpact USA entered into an Underwriting Agreement dated as of May 30, 2024 (the “Underwriting Agreement”), among Genpact Luxembourg and Genpact USA, as co-issuers, Genpact, as guarantor, and the representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Genpact Luxembourg and Genpact USA agreed to issue and sell the 2029 Notes to the Underwriters. For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The 2029 Notes will mature on June 4, 2029. Interest on the 2029 Notes accrues at the rate of 6.000% per annum and is payable semi-annually in arrears on June 4 and December 4 of each year, commencing on December 4, 2024.

The 2029 Notes and the related guarantee are general unsecured obligations of Genpact Luxembourg, Genpact USA and Genpact, as applicable, and will be pari passu in right of payment with all existing and future senior indebtedness of such entities, will be effectively subordinated to all future secured indebtedness of such entities to the extent of the value of the assets securing that indebtedness and will be senior in right of payment to all future subordinated indebtedness of such entities. The 2029 Notes will be structurally subordinated to all indebtedness and other liabilities of subsidiaries of Genpact (other than Genpact Luxembourg and Genpact USA) that do not guarantee the 2029 Notes, including the liabilities of certain subsidiaries pursuant to Genpact’s senior credit facility.

Genpact Luxembourg and Genpact USA may redeem some or all of the 2029 Notes prior to May 4, 2029 at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to, but not including, the redemption date, plus an applicable “make-whole” premium. Genpact Luxembourg and Genpact USA may redeem some or all of the 2029 Notes on or after May 4, 2029 at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The 2029 Notes are subject to certain customary covenants, including limitations on the ability of Genpact and certain of its subsidiaries, including Genpact Luxembourg and Genpact USA, with significant exceptions, (i) to incur debt secured by liens; (ii) to engage in certain sale and leaseback transactions; and (iii) to consolidate, merge, convey or transfer their assets substantially as an entirety. In addition, pursuant to a customary change of control covenant, upon a change of control repurchase event, Genpact Luxembourg and Genpact USA will be required to make an offer to repurchase the 2029 Notes at a price equal to 101% of the aggregate principal amount of such 2029 Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

Genpact intends to use the net proceeds from the Notes Offering for general corporate purposes, which may include repaying or redeeming Genpact Luxembourg’s outstanding 3.375% senior notes due 2024 at or prior to their maturity on December 1, 2024.

The foregoing descriptions of the Base Indenture, the Second Supplemental Indenture and the 2029 Notes are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the form of the 2029 Notes are attached as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, respectively, and each is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated as of May 30, 2024, among Genpact Luxembourg and Genpact USA, as co-issuers, Genpact, as guarantor, and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the Underwriters.

4.1	Indenture, dated as of March 26, 2021, by and among Genpact, Genpact Luxembourg, Genpact USA and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-33626) filed on March 26, 2021).

4.2	Second Supplemental Indenture, dated as of June 4, 2024, by and among Genpact, Genpact Luxembourg, Genpact USA and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee.

4.3	Form of 6.000% Senior Note due 2029 (included as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of Allen Overy Shearman Sterling SCS société en commandite simple (inscrite au barreau de Luxembourg).

5.3	Opinion of Appleby (Bermuda) Limited.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Allen Overy Shearman Sterling SCS société en commandite simple (inscrite au barreau de Luxembourg) (included in Exhibit 5.2).

23.3	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Genpact hereby undertakes to furnish copies of any of the omitted schedules or similar attachments upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

By:	/s/ Heather White
Name:	Heather White
Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: June 4, 2024